Provisions (Details Textual) - ILS (₪)		1 Months Ended
	Oct. 03, 2018	Nov. 30, 2009	Jul. 04, 2017
Provisions (Textual)
Acquisition of commercial properties		Rock Real would receive 12% of the net income generated by the acquired property.
Compensation including interest	₪ 17,600,000		₪ 187,000,000
Description of legal action	An action and a motion to approve a class action had been filed with the District Court in Tel Aviv Yafo (jointly – the "Motion"). The Motion has been filed, against IDBD, against Dolphin IL, against Mr. Eduardo Elsztain and against the Official Receiver, and in it, the Court was requested to hold that the Transaction was not in compliance with the provisions of the Centralization Law, to appoint a trustee over DIC's shares owned by the respondents and to order the payment of monetary damages to the public shareholders in DIC for the alleged preservation of the pyramidal structure in IDBD, at a scope of between NIS 58 and NIS 73.